Exhibit 99

NEWS RELEASE

ANTARES PHARMA ANNOUNCES MOVE TO THE NASDAQ STOCK MARKET

COMPANY’S TICKER SYMBOL WILL CHANGE TO “ATRS”

EWING, NJ, June 6, 2012 — Antares Pharma, Inc. (NYSE Amex: AIS) today announced that it will voluntarily transfer its stock exchange listing from the NYSE Amex Exchange to the NASDAQ Stock Market LLC. The Company expects trading to commence on the NASDAQ Capital Market® on June 15, 2012. Antares Pharma common stock will be listed on the NASDAQ under the ticker symbol “ATRS.”

“We are pleased to announce Antares Pharma’s listing on the NASDAQ Capital Market,” said Paul K. Wotton, Ph. D., President and Chief Executive Officer. “Our new partners at NASDAQ are aligned with our strategy for growth and we believe the move to the NASDAQ exchange will provide the Company greater visibility within the investment community, generating new opportunities to further expand our institutional shareholder base.”

“We are thrilled to welcome Antares Pharma to NASDAQ,” said Bob McCooey, Senior Vice President, Global Corporate Client Group, NASDAQ OMX. “As the home to the world’s leading innovators in the health care sector, NASDAQ is committed to help increase Antares’ visibility in the trading and investment communities. We look forward to our partnership.”

About Antares Pharma

Antares Pharma focuses on self-injection pharmaceutical products and topical gel-based medicines. The Company’s subcutaneous and intramuscular injection technology platforms include Vibex™ disposable pressure-assisted auto injectors, disposable multi-use pen injectors and Vision™ reusable needle-free injectors marketed as Tjet® and Zomajet® by Teva Pharmaceutical Industries, Ltd (Teva) and Ferring Pharmaceuticals (Ferring), respectively. In the injector area, Antares Pharma has a multi-product deal with Teva that includes Tev-Tropin® human growth hormone (hGH) and a partnership with Ferring that includes Zomacton® hGH. In the gel-based area, the Company’s FDA approved product is Gelnique 3%™ for the treatment of OAB (overactive bladder) which has been licensed to Watson Pharmaceuticals, Inc. for marketing in the U.S. and Canada. Antares’ portfolio includes Elestrin® (estradiol gel) indicated for the treatment of moderate-to-severe vasomotor symptoms associated with menopause, and marketed in the U.S. by Jazz Pharmaceuticals. Antares Pharma has two facilities in the U.S. The Parenteral Products Group located in Minneapolis, Minnesota directs the manufacturing and marketing of the Company’s reusable needle-free injection devices and related disposables, and develops its disposable pressure-assisted auto injector and pen injector systems. The Company’s corporate offices and Pharma Group are located in Ewing, New Jersey, where pharmaceutical products are developed utilizing both the Company’s transdermal systems and drug/device combination products.

Safe Harbor Statement

This press release contains forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements include statements related to the Company’s future financial performance, and other statements which are other than statements of historical facts. Such forward-looking statements are not guarantees of future performance and are subject to risks and uncertainties that may cause actual results to differ materially from those anticipated by the forward-looking statements. These risks and uncertainties include, among others, changes in revenue growth, difficulties or delays in the initiation, progress, or completion of product development, clinical trials, or in the progress of Vibex MTX product development or in the success of the potential Vibex MTX NDA. Additional information concerning these and other factors that may cause actual results to differ materially from those anticipated in the forward-looking statements is contained in the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the year ended December 31, 2011, and in the Company’s other periodic reports and filings with the Securities and Exchange Commission. The Company cautions investors not to place undue reliance on the forward-looking statements contained in this press release. All forward-looking statements are based on information currently available to the Company on the date hereof, and the Company undertakes no obligation to revise or update these forward-looking statements to reflect events or circumstances after the date of this press release, except as required by law.

Contacts:

Jack Howarth

Vice President, Corporate Affairs

609-359-3016

jhowarth@antarespharma.com

Westwicke Partners, LLC

John Woolford

(443) 213-0506

john.woolford@westwicke.com

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